SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 18, 2011

Colombia Clean Power & Fuels, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-32735	87-0567033
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

One Embarcadero Center, Suite 500, San Francisco, CA	94901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 460-1165

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ☐    Written communications pursuant to Rule 425 under the Securities Act

   ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

   ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

   ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01    Regulation FD Disclosure

On October 18, 2011, the Company issued a press release publishing a letter to the shareholders and announcing the change of name of the Company to Colombia Energy Resources, Inc. effective November 4, 2011.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colombia Clean Power & Fuels, Inc.

Date: October 18, 2011	By:	/s/ Ronald G. Stovash
Ronald G. Stovash, CEO